================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 28, 2005
                                 --------------

                                 LANTRONIX, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                         1-16027               33-0362767
   -----------------------       --------------        -----------------
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)        Identification No.)

15353 Barranca Parkway
    Irvine, CA                                                      92618
------------------------                                      ------------------
(Address of Principal Executive Offices)                          (Zip Code)

                                 (949) 453-3990
                    ----------------------------------------
               Registrant's telephone number, including area code

                                 --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


===============================================================================

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

         The Board of Directors of Lantronix, Inc. ("Lantronix"), on August 23, 2004, approved an amendment and restatement of the Lantronix Certificate of Incorporation to declassify the Board of Directors to provide for the annual election of all directors. The Amended and Restated Certificate of Incorporation was then submitted to Lantronix stockholders for approval in the Proxy Statement for the 2004 Annual Meeting of Stockholders. Lantronix stockholders approved the Amended and Restated Certificate of Incorporation at the 2004 Annual Meeting of Stockholders on November 18, 2004. The Amended and Restated Certificate of Incorporation was filed with the Delaware Secretary of State on June 20, 2005 and is filed with this report as Exhibit 99.1.

         The Board of Directors of Lantronix, on July 28, 2005, also approved Amended and Restated Bylaws of Lantronix to reflect the changes in the Amended and Restated Certificate of Incorporation relating to the election of directors. The Amended and Restated Bylaws are filed with this report as Exhibit 99.2.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LANTRONIX, INC.

Date: July 28, 2005          By: /s/ James W. Kerrigan
                                 -----------------------
                                 James W.  Kerrigan
                                 Chief Financial Officer


                                  EXHIBIT INDEX
                                  -------------

         99.1 Amended and Restated Certificate of Incorporation of Lantronix, Inc. (filed herewith)

         99.2 Amended and Restated Bylaws of Lantronix, Inc. (filed herewith)


                                       2